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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)      NOVEMBER 8, 2000
                                                  ----------------------------
                       ANCHOR GLASS CONTAINER CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-23359                                              59-3417812
------------------------------------        ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

  ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA       33634-7513
  -----------------------------------------------------------       ----------
           (Address of Principal Executive Offices)                 (Zip Code)

                                 (813) 884-0000
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS.

                  This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Anchor Glass Container Corporation (the "Company") for the purpose of providing the information set forth in a press release issued by its parent, Consumers' Packaging, Inc., on November 8, 2000, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (a)      Financial Statement of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1        Press Release issued on November 8, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANCHOR GLASS CONTAINER CORPORATION


                                            By:  /s/ LAWRENCE M. MURRAY
                                                 -------------------------------
                                                   Lawrence M. Murray
                                                   Senior Vice President --
                                                   Finance


Date: November 8, 2000



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------

99.1                       Press Release issued by Consumers Packaging, Inc. on
                            November 8, 2000.